EXHIBIT 10.4

THIRD AMENDMENT TO CONSULTING AGREEMENT

THIS THIRD AMENDMENT TO CONSULTING AGREEMENT is entered into effective as of May 1, 2015, by and between Nature’s Own Wellness Center, a Colorado limited liability company, having its usual place of business at 4900 Jackson Street, Denver, Colorado 80216 and 4900 Jackson, LLC a Colorado limited liability company, having its usual place of business at 4900 Jackson Street, Denver, Colorado 80216 (hereinafter collectively referred to as the “Company") and AmeriCann, Inc., a Colorado corporation, with its principal place of business located at 3200 Brighton Blvd., Unit #114, Denver, CO 80216 (hereinafter referred to as the "Consultant") (collectively the “Parties”).

WHEREAS the Parties entered into that certain Consulting Agreement effective July 1, 2014, for Consultant to provide services to Company in accordance with the terms and conditions of the Consulting Agreement; and

WHEREAS the Parties entered into that certain First Amendment to Consulting Agreement effective August 13, 2014, amending the Consulting Agreement; and

WHEREAS the Parties entered into that certain Second Amendment to Consulting Agreement effective January 1, 2015, amending the Consulting Agreement; and

WHEREAS, the Parties desire to further amend the Consulting Agreement, as amended, in the manner and to the extent set forth in this Third Amendment to Consulting Agreement.

NOW THEREFORE, in consideration of the covenants and obligations contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby amend the Consulting Agreement as follows:

1.     Paragraph 3(a) of the Consulting Agreement is amended to reduce the Consulting Fee the Company shall pay Consultant from Ten Thousand Dollars ($10,000.00) monthly to Five Thousand Dollars ($5,000.00) monthly in advance commencing May 1, 2015, and on the first day of each and every month thereafter with the last monthly payment due May 1, 2017 for Services to be performed in the month of May 2017.

2.     The Parties consent to the release of Nature’s Own Wellness Center from the Consulting Agreement, as amended, and from all obligations thereunder.

3.     In all other respects, the Consulting Agreement, as amended, shall remain unchanged and is hereby ratified and affirmed and in full force and effect.

4.     To the extent this Amendment and the Consulting Agreement, as amended, are inconsistent, this Third Amendment shall control.

IN WITNESS WHEREOF, the Parties have executed this Agreement by their signatures below.

COMPANY:

NATURE’S OWN WELLNESS CENTER

By: /s/ Justin Anderson

      Justin Anderson, Manager

4900 JACKSON, LLC

By: /s/ John Ray

      John Ray, Manager

CONSULTANT:

AMERICANN, INC.

By: /s/ Timothy Keogh

       Timothy Keogh, Its President

AmeriCann 3rd Amend. To Consult Agree Natures Own 2-2-17

SECOND PROMISSORY NOTE MODIFICATION

AND EXTENSION AGREEMENT

May 1, 2015

This Second Promissory Note Modification and Extension Agreement, hereinafter referred to as “Second Extension Agreement,” is entered into as of the date above written, by and between AmeriCann, Inc., a Colorado corporation, 3200 Brighton Blvd., Unit #114, Denver, CO 80216, (“Lender”), and Nature’s Own Wellness Center, a Colorado limited liability company, whose address is 4900 Jackson Street, Denver, Colorado 80216, and 4900 Jackson, LLC, a Colorado limited liability company, whose address is 4900 Jackson Street, Denver, Colorado 80216 (collectively referred to herein as “Borrower”).

WHEREAS, Lender and Borrower entered into a Promissory Note dated June 20, 2014, in the original principal amount of One Million Dollars ($1,000,000.00), hereinafter referred to as the “Note” secured by Security Agreements and guaranteed by a personal Guaranty;

WHEREAS, Lender and Borrower entered into a Promissory Note Modification and Extension Agreement dated January 1, 2015, to modify and extend the payment and due dates of the Note in accordance with the “NOWC Amortization Schedule” attached thereto as Appendix A;

WHEREAS, simultaneously with the execution of this Second Extension Agreement, the parties are executing and have entered into an Agreement to Modify Guaranty substituting Richard Abbott and Anna Lipacheva as “Substitute Guarantors” for Justin Pius Anderson, the original Guarantor, and to release Nature’s Own Wellness Center from its obligations as Borrower and maker of the Note;

WHEREAS, simultaneously with the execution of this Second Extension Agreement, Richard Abbott and Anna Lipacheva as “Substitute Guarantors” are executing and have entered into a “Substitute Guaranty” guarantying the obligations under the Note in accordance with the terms of the Substitute Guaranty;

WHEREAS, the principal balance of the Note immediately prior to this Second Extension Agreement is $965,000.00 with interest paid current through the date of this Second Extension Agreement; and

WHEREAS, Lender and the remaining Borrower 4900 Jackson, LLC, desire to enter into this Modification and Extension Agreement to reduce the interest rate under the Note, to modify the payment schedule and extend the above due dates of the Note, to approve release of Nature’s Own Wellness Center as a Borrower, and to reaffirm the Loan Documents as set forth below.

NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the sufficiency of which is hereby acknowledged by the parties, Lender and Borrower hereby agree as follows:

1.     The interest rate in paragraph one of the Note shall be reduced from 18% per annum to 12% annum effective May 1, 2015.

2.     Lender and Borrower 4900 Jackson, LLC, hereby modify and extend the above referenced payment and due dates of the Note in accordance with the “Amortization Schedule” dated May 1, 2015, attached hereto as Appendix A. Borrower shall timely make the principal and interest payments on the dates and in the amounts set forth in the “Interest” and “Principal” columns on Appendix A. If not sooner paid, the entire unpaid principal balance, together with all accrued interest thereon, shall be due on May 1, 2017.

3.     4900 Jackson, LLC, consents to the release of Justin Anderson from his obligations under the Guaranty and of Nature’s Own Wellness Center from its obligations as a maker/Borrower of the Note, and the parties hereto agree that the same are hereby so released.

4.     All references in the Security Agreements and Substituted Guaranty to the Note and the indebtedness secured thereby are hereby amended to include without separate description this Second Promissory Note Modification and Extension Agreement.

5.     As modified herein, the Note, Security Agreements and Substituted Guaranty shall continue in full force and effect, and Borrower 4900 Jackson, LCC, hereby reaffirms the same, and all other terms and conditions of same shall remain unchanged and in effect.

6.     To the extent this Second Promissory Note Modification and Extension Agreement, the Promissory Note Modification and Extension Agreement and the Note are inconsistent, this Second Promissory Note Modification and Extension Agreement shall control.

IN WITNESS WHEREOF, the parties have executed and agreed to this Second Promissory Note Modification and Extension Agreement as of the date first set forth above.

BORROWER:

NATURE’S OWN WELLNESS CENTER

a Colorado limited liability company

By: /s/ Justin Anderson

Print Name: Justin Anderson

Its Manager or Authorized Signatory

4900 JACKSON, LLC

a Colorado limited liability company

By: /s/ John Ray

Print Name: John Ray

Its Manager or Authorized Signatory

GUARANTOR:

/s/ Justin P. Anderson

Justin Pius Anderson

SUBSTITUTE GUARANTORS:

/s/ Richard Abbott

Richard Abbott

/s/ Anna Lipacheva

Anna Lipacheva

LENDER:

AMERICANN, INC.

By: /s/ Timothy Keogh

       Timothy Keogh, President

AmeriCann 2nd Prom Note Modification & Exten. Agree 2-2-17

AGREEMENT TO MODIFY GUARANTY

May 1, 2015

THIS AGREEMENT, is entered into as of the date above written, by and between AmeriCann, Inc., a Colorado corporation, 3200 Brighton Blvd., Unit #114, Denver, Colorado, 80216 (“Lender”), Justin Pius Anderson (“Guarantor”), Nature’s Own Wellness Center, a Colorado limited liability company (“Nature’s Own”), 4900 Jackson, LLC, a Colorado limited liability company (“4900 Jackson”), and Richard Abbott and Anna Lipacheva (the “Substitute Guarantors”).

WHEREAS, Guarantor entered into a Guaranty in favor of Lender dated June 20, 2014 (the “Guaranty”), pertaining to a Promissory Note in the original principal amount of One Million Dollars ($1,000,000.00) dated June 20, 2014 (the “Note”); and

WHEREAS, Nature’s Own and 4900 Jackson are Borrowers/makers of the Note; and

WHEREAS, Substitute Guarantors are willing to extend their personal guaranties of the Note in favor of Lender on the same terms and conditions as are set forth in the Guaranty (the “Substitute Guaranty”); and

WHEREAS, Lender is willing to accept the Substitute Guarantors in the place of Guarantor under the terms of the Substitute Guaranty, a copy of which is attached hereto, and will release Guarantor from his obligations under the Guaranty;

NOW, THEREFORE, in consideration of $10.00, the mutual promises set forth herein, and other good and valuable consideration, the sufficiency of which is hereby acknowledged by the parties, Lender, Guarantor, Nature’s Own, 4900 Jackson and Substitute Guarantors hereby agree as follows:

1.     Lender has reviewed and approved the credit of the Substitute Guarantors. The Substitute Guarantors agree that they will execute the Substitute Guaranty in the form attached hereto simultaneously with the execution of this Agreement to Modify Guaranty.

2.     When the Substitute Guarantors have executed the Substitute Guaranty, then Lender agrees that Guarantor is released from his obligations under the Guaranty, and Nature’s Own is released from its obligations as a maker of the Note and from its obligations under that certain Consulting Agreement effective July 1, 2014, as amended, between the parties.

3.     The Note continues in full force and effect, and, except as to removing Nature’s Own as a maker, is not modified in any respect by any of the terms of this Agreement.

4.     By its signature below, 4900 Jackson consents to the release of Justin Anderson from his obligations under the Guaranty and of Nature’s Own from its obligations as a maker of the Note and its obligations under the Consulting Agreement. 4900 Jackson expressly agrees that it is not being released from any of its obligations to Lender whatsoever and hereby reaffirms its obligations and legal commitments under the Note, under any other related loan documents including the Security Agreements and under the Consulting Agreement.

IN WITNESS WHEREOF, the parties have executed and agreed to this Agreement as of the date first set forth above.

GUARANTOR:

/s/ Justin P. Anderson

Justin Pius Anderson

NATURE’S OWN:

NATURE’S OWN WELLNESS CENTER:

By: /s/ Justin Anderson

Its Manager

4900 JACKSON

4900 JACKSON, LLC

a Colorado limited liability company

By: /s/ John Ray

Print Name: John Ray

SUBSTITUTE GUARANTORS:

/s/ Richard Abbott

Richard Abbott

/s/ Anna Lipacheva

Anna Lipacheva

LENDER:

AMERICANN, INC.

By: /s/ Timothy Keogh

      Timothy Keogh, President

AmeriCann Agree to Modify Guaranty Natures Own 2-2-17

SUBSTITUTE GUARANTY

THIS GUARANTY, made this 1st day of May, 2015, by Richard Abbott and Anna Lipacheva (hereinafter referred to as the "Substitute Guarantor"), to and for the benefit of AmeriCann, Inc., a Colorado corporation, and any successor holder of the Note more particularly referred to below (hereinafter collectively referred to as the "Lender").

1.00 RECITALS

1.01 Loan. Nature’s Own Wellness Center, a Colorado limited liability company, whose address is 4900 Jackson Street, Denver, Colorado 80216, and 4900 Jackson, LLC, a Colorado limited liability company, whose address is 4900 Jackson Street, Denver, Colorado 80216 (hereinafter collectively referred to as the "Borrower") applied for, and received, a loan from Lender in the principal amount of One Million Dollars ($1,000,000.00) (hereinafter referred to as the "Loan") evidenced by Borrower's Note (hereinafter referred to as the "Note"), dated June 20, 2014, as amended January 1 and May 1, 2015, secured by a two Security Agreements (hereinafter referred to as the "Security Agreement"), dated June 20, 2014 therewith, granting a security interest in Borrower’s licenses, receivables, general intangibles, inventories including all products cultivated, manufactured, prepared or sold, growing plants, any other crops, farm products, furnishings, fixtures, equipment and machinery including lighting, improvements made to the leased premises, and proceeds and products of any of the Borrower’s business.

1.02 Inducement for Guaranty. Lender was unwilling to make the Loan unless Justin Pius Anderson guaranteed payment and performance of the Note and Security Agreement. Justin Pius Anderson has now requested that he be released from his obligations under his Guaranty and that Nature’s Own Wellness Center be released from its obligations as a maker of the Note. Lender has agreed to such releases in consideration of Substitute Guarantor simultaneously executing this Substitute Guaranty replacing Mr. Anderson as Guarantor. (From this point forward, the term “Borrower” in this Substituted Guaranty shall mean only 4900 Jackson, LLC).

Substitute Guarantor hereby expressly guarantees payment of the Note, as amended, and performance by Borrower of each and every term, covenant, condition and agreement contained therein, and in any amendments thereto, and in the Security Agreements and under any and all other agreements that have been executed or that will be executed by the Borrower to or for the benefit of the Lender in connection with the Loan on the part of Borrower to be kept, observed or performed, including the Consulting Agreement dated effective July 1, 2014, as amended. The Note, Security Agreements and such other agreements are hereinafter collectively referred to as the "Loan Documents." Substituted Guarantor desires to give such guaranty in order to induce Lender to make and maintain the Loan.

2.00 GUARANTY, WAIVER AND CONSENTS

2.01 Guaranty. Substituted Guarantor unconditionally and absolutely guarantees the due and punctual payment of the principal of the Note, as amended, the interest thereon and any other money due or which may become due under the Loan Documents, and the due and punctual performance and observance by Borrower of any other terms, covenants and conditions of the Loan Documents and of the Consulting Agreement dated effective July 1, 2014, as amended, on the part of the Borrower to be kept, observed or performed, whether according to the present terms thereof, at any earlier or accelerated date or dates as provided therein, or pursuant to any extension of time or to any change or changes in the terms, covenants and conditions thereof (other than an increase in the principal of, or interest on, the Note), now or at any time hereafter made or granted.

2.02 Waiver and Consents. Substituted Guarantor waives diligence, presentment, protest, notice of dishonor, demand for payment, extension of time for payment, notice of acceptance of this Guaranty, nonpayment at maturity and indulgences and notice of every kind, and consents to any and all forbearances and extensions of the time for payment of the Note or performance under the Loan Documents, and to any and all changes in the terms, covenants and conditions of the Loan Documents hereafter made or granted, and to any and all substitutions, exchanges or releases of all or any part of the collateral therefor. It is the intention hereof that Substituted Guarantor shall remain liable hereunder until the full amount of the principal of the Note, with interest, and any other sums due or to become due under the Loan Documents, shall have been fully paid, and the terms, covenants and conditions of the Loan Documents shall have been fully kept, observed and performed by Borrower notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of Guarantor.

3.00 AGREEMENTS AND COVENANTS OF GUARANTOR

3.01 No Subrogation. Substituted Guarantor agrees that it shall have no right of subrogation whatsoever with respect to the Loan Documents, or to original moneys due and unpaid thereon, or any collateral securing the same, unless and until Lender shall have received payment in full of all sums due under the Loan Documents.

3.02 Enforcement. This Substituted Guaranty may be enforced by Lender without first resorting to or exhausting any other security or collateral and without first having recourse to the Note or any of the remedies provided by the Loan Documents through foreclosure proceedings or otherwise. Nothing herein contained, however, shall prevent Lender from suing on the Note, or foreclosing the Security Agreements, or from exercising any other rights under the Loan Documents. If such foreclosure or other remedy is availed of, only the net proceeds therefrom, after deduction of all charges and expenses of every kind and nature whatsoever, shall be applied in reduction of the amount due on the Note and/or the other Loan Documents. Lender shall not be required to institute or prosecute proceedings to recover any deficiency as a condition of payment hereunder or enforcement hereof. At any sale of the security or collateral for the indebtedness or any part thereof, whether by foreclosure or otherwise, Lender may at its discretion purchase all or any part of such collateral so sold or offered for sale for its own account and may apply the amount bid therefor against the balance due it pursuant to the terms of the Note and/or the other Loan Documents.

3.03 Expenses of Enforcement. In the event this Substituted Guaranty is placed in the hands of an attorney for enforcement, Substituted Guarantor will reimburse Lender for all expenses incurred in connection therewith, including reasonable attorney's fees.

4.00 MISCELLANEOUS

4.01 Successors and Assigns. This Substituted Guaranty shall inure to the benefit and may be enforced by Lender, and any subsequent holder of the Note and/or beneficiary under the Security Agreements and shall be binding upon and enforceable against the legal representatives, heirs and assigns of Substituted Guarantor.

4.02 No Alteration of Other Documents. No provision of this Substituted Guaranty shall be construed to alter or amend the Loan Documents, or to relieve Borrower of any duties or obligations under the Loan Documents.

4.03 Word Meanings. As used herein the singular shall include the plural, the plural the singular and the use of any gender shall be applicable to all genders.

4.04 Joint Obligation. In the event that more than one person or party shall execute this Substituted Guaranty as the Substituted Guarantor herein, this agreement shall bind all persons and parties jointly and severally.

4.05 Colorado Law; Venue. This Substituted Guaranty and the terms and provisions hereof shall be governed by and construed according to the laws of the State of Colorado, without regard to principles of conflict of laws. Any suit hereon may be brought and prosecuted in the courts of the City and County of Denver, Colorado.

4.06 Remedies Cumulative. Substituted Guarantor hereby agrees with Lender that all rights, remedies and recourses afforded to Lender by reason of this Substituted Guaranty, or otherwise, are separate and cumulative and may be pursued separately, successively or concurrently, as occasion therefor shall occur, and are nonexclusive and shall in no way limit or prejudice any other legal or equitable right, remedy or recourse which Lender may have.

4.07 Captions. The captions herein are for reference purposes only.

WITNESS the execution hereof by the Guarantor.

SUBSTITUTED GUARANTORS:

/s/ Richard Abbott

Richard Abbott

/s/ Anna Lipacheva

Anna Lipacheva

AmeriCann Substitute Guaranty 2-2-17